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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                             ---------------------


                                    FORM 8-K


                             ---------------------



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          December 16, 1996
                                                          -----------------

                             DART GROUP CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    0-1946                53-0242973
-----------------------------       --------------        -----------------
 (State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)             File Number)         Identification No.)



                 3300 75th Avenue, Landover, Maryland                 20785
                -----------------------------------------           ----------
                 (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code        (301) 731-1200
                                                         ----------------

 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report).


         The exhibit index appears on page 4.
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Item 5.  Other Events

         On December 16, 1996, Dart Group Corporation (the "Company") delivered to Kenneth M. Herman and Robert N. Herman the letter attached hereto as Exhibit 10.2, which is incorporated herein by reference (the "Buy/Sell Offer Letter"). Previously, the Company entered into a letter agreement, dated December 9, 1996, between the Company and Kenneth M. Herman, Shoppers Food Warehouse Corp. and Robert N. Herman, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The press release issued by the Company upon delivery of the Buy/Sell Offer Letter on December 16, 1996 is attached hereto as Exhibit
99.1 and incorporated herein by reference.

         There can be no assurance as to which of the offers included in the Buy/Sell Offer Letter will be accepted. Nor can there be any assurance that either of the transactions contemplated by the Buy/Sell Offer Letter will in fact be consummated, or as to the timing or terms of any possible sale by the Company of its 50% equity interest in Shoppers Food Warehouse Corp. ("Shoppers") or any possible purchase by the Company of the other 50% equity interest in Shoppers. If the Company sells its 50% equity interest in Shoppers, no assurance can be given as to the use of the net proceeds from that sale. If the Company purchases the other 50% equity interest in Shoppers, Dart expects to raise the necessary financing and, subject to any limitations that might be judicially imposed, may thereafter sell all or part of the interest in Shoppers it then would hold, but there can be no assurance as to whether or not, or as to when or at what price, any such sale would occur.


Item 7.  Financial Statements and Exhibits

         Exhibit 10.1 Letter Agreement, dated December 9, 1996, between Dart Group Corporation and Kenneth M. Herman, Shoppers Food Warehouse Corp. and Robert N. Herman

         Exhibit 10.2 Letter, dated December 16, 1996, from Dart Group Corporation to Kenneth M. Herman and Robert N. Herman

         Exhibit 99.1 Press Release, dated December 17, 1996, of Dart Group Corporation





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DART GROUP CORPORATION



                             By:  /s/ MARK A. FLINT
                                  ------------------------------
                                  Mark A. Flint
                                  Senior Vice President and
                                  Chief Financial Officer

Date:  December 17, 1996





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                             DART GROUP CORPORATION

                                    Form 8-K

                                 Exhibit Index


         Exhibit 10.1 Letter Agreement, dated December 9, 1996, between Dart Group Corporation and Kenneth M. Herman, Shoppers Food Warehouse Corp. and Robert N. Herman

         Exhibit 10.2 Letter, dated December 16, 1996, between Dart Group Corporation to Kenneth M. Herman and Robert N. Herman

         Exhibit 99.1 Press Release, dated December 17, 1996, of Dart Group Corporation





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